SUPPLEMENT
                                      DATED
                                 APRIL 11, 2007

                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2006
                                     OF THE

                       LIFE INSURANCE SEPARATE ACCOUNT OF
                           USAA LIFE INSURANCE COMPANY
                                       and
                               SEPARATE ACCOUNT OF
                           USAA LIFE INSURANCE COMPANY


>> As a result of recent regulatory changes, effective April 16, 2006, the FIDELITY VIP EQUITY INCOME PORTFOLIO will no longer be offered or available as an investment option in USAA Life Insurance Company's variable annuity and variable universal life insurance products.

>> As of April 16, 2006, no additional allocations to the Fidelity VIP Equity Income Portfolio will be accepted. If you have instructions in place to allocate funds to this Variable Fund Account (for example, premium allocations, dollar cost averaging allocations, or automatic asset rebalancing allocations) and you do not provide new allocation instructions immediately, we will automatically reallocate any funds designated for this Variable Fund Account as follows:

1. If this Variable Fund Account is allocated to receive 100% of the funds, we will credit the funds to the Vanguard Money Market Portfolio Variable Fund Account.

2. If this Variable Fund Account is allocated to receive less than 100% of the funds, we will credit the funds proportionally to the remaining available Variable Fund Accounts you have selected.

         To change your allocation instructions, please call 1-800-531-4265.

         Please retain this Supplement for future reference.

1743099-V2